Officers and Directors

Charles J. Swindells--Chairman
A. John W. Campbell--Director
Edmund J. Cashman, Jr.--Director
Henri Deegenaar--Director
Walter A. Eberstadt--Director
Ian F. H. Grant--Director
Lawrence W. Harris, III--Director
Robert H. C. Van Maasdijk--Director
Wolfgang E. Furst Ysenburg--Director
Peter E. F. Newbald--President                      (WorldWide Value Fund logo)
William H. Miller, III--Vice President
Edward A. Taber, III--Vice President
Marie K. Karpinski--Vice President, Secretary
   and Treasurer
Andrew Roberts--Assistant Vice President
James N. H. Bennett--Assistant Vice President
Brian J. Pierce--Assistant Vice President
Susan T. Lind--Assistant Secretary
                                                      Report to Shareholders
Custodian and Transfer Agent                           For the quarter ended
State Street Bank & Trust Company                       September 30, 1995
P.O. Box 1713                                       Lombard Odier International
Boston, Massachusetts 02105                        Portfolio Management Limited
                                                        Investment Adviser
Sub-Custodian                                      Legg Mason Fund Adviser, Inc.
The Chase Manhattan Bank, N.A.                         Investment Consultant
1 Chaseside                                              and Administrator
Bournemouth, Dorset BH7 7DB
England

Worldwide Value Fund, Inc.
P.O. Box 1476
7 East Redwood Street, 10th floor
Baltimore, MD 21203-1476

To Our Shareholders,

     Worldwide Value Fund (VLU) recorded a 5.3% increase in its net asset value during the third quarter of 1995, closing at $20.52 per share at September 30 against $19.48 at June 30. Total return for the year to date was 16.1%.

     Net investment loss for the quarter was $37,000, or $(.012) per share, against a loss of $18,000, or $(.006) per share, in the like period a year earlier. Realized and unrealized gains for the same period were $3,023,000, or $1.05 per share, in 1995, against $1,618,000, or $0.54 per share, in 1994.

     VLU's portfolio continues to be focused on Europe, with the United Kingdom representing the largest holding at 32.5% of net assets, followed by the Netherlands with 13.9%, Germany 12.7%, Switzerland 11.9% and France 9.9%. The remainder of the portfolio is comprised mainly of other European securities.

     Beginning on page 2, the Fund's portfolio managers discuss political and economic conditions in Europe and their investment strategies.


                                             Sincerely,
                                             (Signature of Charles J. Swindells)
                                             Charles J. Swindells
                                             Chairman of the Board

November 6, 1995

Investment Advisers' Comments


     During the third quarter of 1995 the European equity markets continued their strong performance, though this was checked towards the end of September by volatility in the currency markets.

                               Third Quarter 1995

                                    MSCI European Index                +3.6%
                                    Worldwide Value Fund NAV           +5.3%

     In July, the markets were encouraged by a combination of interest rate cuts in the US, monetary easing in Japan, and the decision by the Bundesbank to inject liquidity into the markets by a reduction in the minimum reserve requirements. The top performing market was Finland which continued to be driven by strong moves in Nokia, the mobile telephone supplier. Sweden was also strong due to Ericsson which, like Nokia, operates in the high-tech sector. Both Ericsson and Nokia continued to mirror the strong moves seen in the US technology sector.

     In August, first half results filtering through to the market were a good illustration of the benefits of a weak currency. In general the Swedish industrials returned excellent results and, with the exception of the forestry sector, most stocks reacted positively. In Spain, however, the reaction by investors to any good results was slightly more subdued, and the general comment on most of the results was that they were in line with optimistic analyst expectations. Conversely, in the hard currency countries (including France), results were much more disappointing, and those companies without international production bases located overseas are obviously suffering on pricing and margins. The oil sector in general was weak on the back of worse than expected profit margins in the refining industry and weak oil prices. On the currency front, a notable development during August was the strength of the lira on the back of rumors that it was soon to return to the Exchange Rate Mechanism ("ERM").

     The month of September witnessed extreme volatility of the dollar after much central bank intervention during the previous month. In terms of themes in Europe, concerns about the inability to control public deficits came back into play. Towards the middle of the month, the German chancellor reminded the markets of the tough Maastricht criteria for membership in the European Monetary Union and suddenly there was a flight to quality, involving renewed strength in the deutschmark and Swiss franc, and strong performance in the Swiss equity market.

     In the UK, the strong bid activity seen in the first half of the year continued into the third quarter with bids totalling (pound)10 billion. Most of these bids were in cash which subsequently found its way back into the equity market. Interest has largely centered
in  three   sectors--pharmaceuticals, financials  and  electricity,  all of which have large representation in the UKindex. On the political front, Prime Minister Major shocked Parliament by resigning as leader of the Conservatives. The move prompted endless debate and a degree of political uncertainty for a week, but in the end his re-election had the desired effect of silencing dissenters and regrouping the Conservatives.

     The political scene was particularly interesting in Southern Europe. The Socialist Government in Spain lost the support of the Catalans as allegations surrounding Gonzalez's involvement in the anti-terrorist campaign intensified. In France, scandals surrounding Prime Minister Juppe caused worries about his having to leave office, and aroused concerns over the unpredictability of French fiscal policy. Generally investors were
                               2
skeptical about the commitment of the new French government to reduce the budget deficit. In Italy, the German Chancellor poured cold water on the market, which had gradually become convinced of an imminent entry into the ERM. His remarks were given credence by a relatively weak budget proposal for 1996, and the lira and Italian bond market collapsed.

Market Outlook

     As we have mentioned, all the markets showed some weakness at the end of the quarter, but in our view it is only a temporary correction in sentiment. Our belief that this weakness will be short-lived is supported by subdued economic activity in Germany--there is still room for a further cut in German interest rates. Inflation statistics from both West and East Germany were surprisingly low, and in Spain, Italy and Sweden there is evidence that inflation has resumed its downward trend.

     Political uncertainty over the Spanish and Italian stockmarkets may prevail from time to time, hopefully to be resolved in the event of General Elections early next year. The main task for Spanish and Italian politicians must be the passage of the 1996 budget law.

     In terms of the positioning of the portfolio we have reduced our weighting in France because of the uncertainty surrounding the new administration's attitude toward fiscal and monetary policy. Corporate Germany is obviously suffering, not only from non-competitiveness, but also from margin squeezes partly caused by domestic wage demands. We have moved funds from France, and to a certain extent from Germany, in favour of the Dutch and Scandinavian markets, where a majority of companies are significantly cheaper and better managed. In the UKwe have assumed a slightly underweight position in the market as we continue to be wary about the Government's fiscal policy ahead of a General Election which is expected to take place at the beginning of 1997. We have been severely underweight the Spanish and Italian markets, and intend to remain so until some favourable buying opportunities present themselves.

     The geographical asset allocation has come about naturally from specific stock selection based on corporate fundamentals and has contributed to another quarter of good performance for the Worldwide Value Fund. We are optimistic about the direction of interest rates, and although there may be periods of currency volatility from time to time, we believe that there are numerous European stocks that can, and will, override any general negative investor sentiment.



                                                          Ronnie Armist
                                                          Mark Lloyd-Price
November 6, 1995
                                3

===========================================================================
INDUSTRY DIVERSIFICATION
Worldwide Value Fund, Inc. / September 30, 1995
===========================================================================

                                               % of Net      Market
                                                Assets       Value
                                                             (000)
Pharmaceuticals and Health Care                 13.5%       $ 8,193
Retail Sales                                    10.9          6,625
Oil and Gas                                      6.9          4,169
Chemicals                                        6.3          3,852
Multi-Industry                                   6.3          3,852
Banking                                          6.2          3,778
Manufacturing                                    5.5          3,338
Leisure                                          5.3          3,193
Insurance                                        4.8          2,926
Publishing                                       4.2          2,524
Automotive                                       3.7          2,264
Transportation                                   3.7          2,247
Utilities                                        3.6          2,187
Telecommunications                               2.6          1,583
Miscellaneous Services                           2.1          1,257
Machinery                                        2.0          1,216
Construction Materials                           1.9          1,187
Paper and Forest Products                        1.8          1,119
Consumer Non-Durable Goods                       1.8          1,096
Electrical Equipment                             1.8          1,073
Finance                                          1.6            995
Consumer Durable Goods                           1.3            766
Investment Holding Companies                     0.6            347
                                                ----         ------
Total Investment Portfolio                      98.4         59,787
Other Assets Less Liabilities                    1.6            970
                                               -----        -------
Net Assets                                     100.0%       $60,757
                                               =====        =======

===========================================================================
PORTFOLIO OF INVESTMENTS / Unaudited
Worldwide Value Fund, Inc. / September 30, 1995 / Amounts in Thousands
===========================================================================

                                        Shares    Value
COMMON STOCKS AND
  EQUITY INTERESTS-98.1%
Australia-N.M.
   Pirie Capital Limited                 126       $ 16A
   Pirie Capital Limited-Warrants        126          5A
---------------------------------------------------------------------------
                                                     21
---------------------------------------------------------------------------
Austria-0.9%
   Flughafen Wien AG                       9        547
---------------------------------------------------------------------------
Belgium-0.5%
   Kredietbank NV                          1        326
---------------------------------------------------------------------------
Denmark-0.5%
   Novo-Nordisk AS-Class "B"               3        327
---------------------------------------------------------------------------
Finland-1.3%
   Nokia AB                               11        758
---------------------------------------------------------------------------
France-9.9%
   Castorama Dubois Investissements        3        477
   Christian Dior SA                       6        578
   Compagnie G<142>n<142>rale des Eaux     4        355
   Cr<142>dit National                     5        335
   Ecco SA                                 4        695
   Guilbert SA                             5        518
   Industrielle de Transports
     Automobiles                           3        466
   Lyonnaise des Eaux                      5        481
   Michelin (CGDE)-Class B                 8        344
   Pinault-Printemps SA                    2        424
   Rhone-Poulenc                          24        476
   Roussel-Uclaf                           3        411
   Total Compagnie Francaise
     des Petroles                          7        430
---------------------------------------------------------------------------
                                                  5,990
---------------------------------------------------------------------------
Germany-12.7%
   Allianz AG Holding                     N.M.      505
   Altana Ag                               1        717
   Bayer AG                                3        652
   Bayerische Motoren Werke (BMW)         N.M.      477
   Deutsche Bank AG                       11        505
   Hoechst AG                              2        547
   Kaufhof Holding AG                      3        974
   Mannesmann AG                           1        351


                                       Shares     Value
Germany-Continued
   Schering AG                             5      $ 341
   Siemens AG                              2        843
   SKW Trostberg AG                       21        467
   Veba AG                                25        988
   Volkswagen AG                           1        379
---------------------------------------------------------------------------
                                                  7,746
---------------------------------------------------------------------------
Italy-2.1%
   Credito Italiano                      218        258
   Instituto Mobiliare Italiano           44        263
   Riunione Adriatica di Sicurta S.p.A.   53        563A
   Telecom Italia S.p.A.                 107        178
---------------------------------------------------------------------------
                                                  1,262
---------------------------------------------------------------------------
Netherlands-13.9%
   Aegon N.V.                             20        735
   Elsevier NV                            56        715
   Getronics NV                           11        562
   Hagemeyer N.V.                          9        422
   Internationale Nederlanden
     Groep NV                             17        995
   KLMRoyal Dutch Airlines NV             17        607
   Koninklijke Ahold NV                   18        663
   Koninklijke PTT Nederland NV           11        374
   Oce-Van Der Grinten N.V.                7        415
   Philips Electronics N.V.               22      1,073
   RoyalDutchPetroleum Company             5        649
   Ver. Ned. Uitgevbedri Verigd Bezit      5        639
   Wegener NV                              7        595
---------------------------------------------------------------------------
                                                  8,444
---------------------------------------------------------------------------
Norway-2.0%
   A/S Veidekke                            6        125
   Orkla A.S.-Class "A"                   14        679
   Sensonor A.S.                          39        384
---------------------------------------------------------------------------
                                                  1,188
---------------------------------------------------------------------------
Spain-2.6%
   Autopistas Concesionaria
     Espanola SA                          64        624
   Autopistas Concesionaria
     Espanola SA-Rights                    4          3
   Banco Santander SA                      7        314
   Empresa Nacional
     de Electricidad SA                   12        615
---------------------------------------------------------------------------
                                                  1,556
---------------------------------------------------------------------------

                                    Shares        Value
Sweden-7.1%
   AGA AB-Series B                        29     $  381
   Asea AB-Class B                         3        328
   Astra AB-Class A                       28      1,013
   Atlas Copco AB-Series B                52        865
   Mo Och Domsjo AB (MODO)                 8        497
   Svedala Industrier AB                  13        383
   Telefonaktienbolaget LM Ericsson       33        825
---------------------------------------------------------------------------
                                                  4,292
---------------------------------------------------------------------------
Switzerland-11.9%
   Alusuisse-Lonza Holding AG              1        393
   BBC Brown Boveri AG                     1        811
   Ciba-Geigy AG                           1        961
   Clariant AG                             1        368
   Publicitas Holding S.A.                 1        575A
   Roche Holding AG                       N.M.    1,412
   Sandoz AG                               2      1,610
   Swiss Reinsurance Group                N.M.      450
   Zurich Versicherungsgesellschaft        2        673
---------------------------------------------------------------------------
                                                  7,253
---------------------------------------------------------------------------
United Kingdom-32.5%
   Allied Irish Banks plc                186        929
   Asda Group plc                        484        795
   Barclays PLC                          100      1,174
   British Petroleum plc                 266      1,987
   British Sky Broadcasting Group plc    100        605
   BTR plc                               121        621
   Compass Group plc                     199      1,325
   Etam plc                              379      1,070



                                        Shares    Value
United Kingdom-Continued
   Fairey Group plc                     59       $  477
   Glaxo Wellcome plc                   73          886
   Granada Group plc                   126        1,263
   Henlys Group plc                    168        1,408
   Medeva plc                          359        1,475
   Next Plc                            346        2,222
   Smith (David S.) Holdings PLC        64          622
   Smiths Industries plc               133        1,219
   Wassall PLC                         391        1,699
---------------------------------------------------------------------------
                                                 19,777
---------------------------------------------------------------------------
United States of America-0.2%
   Britmar Corporation                  46          115A
   Progressions Health Systems, Inc.     2            1A
---------------------------------------------------------------------------
                                                    116
---------------------------------------------------------------------------
Total Common Stocks and
   Equity Interests
   (Identified Cost-$52,174)                     59,603
---------------------------------------------------------------------------


PREFERRED STOCK-0.3%
Italy
Telecom Italia S.p.A.-Savings Shares
   (Identified Cost-$186)              167          184
---------------------------------------------------------------------------
Total Investments-98.4%
   (Identified Cost-$52,360)                     59,787
Other Assets Less Liabilities-1.6%                  970
---------------------------------------------------------------------------
NET ASSETS-100.0%                               $60,757
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                        $20.52

---------------------------------------------------------------------------

   A Non-income producing
N.M. Not meaningful
                                   6

                           Dividend Reinvestment Plan

       Worldwide Value Fund, Inc. offers an Automatic Dividend Reinvestment Plan, whereby dividends and distributions are automatically reinvested in additional shares of the Fund. Shareholders who prefer to receive dividends and distributions in cash should contact their investment broker if shares are held in street name, or State Street Bank & Trust Company, P.O. Box 366, Boston, MA 02101 if shares are held in their own name.

                         Shareholder Account Information

       Shareholders whose accounts are held in their own name may contact the Fund's Transfer Agent, State Street Bank & Trust Company at (800) 426-5523 for information concerning their accounts.

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, up to 150,000 of the outstanding shares of its common stock at market prices.

                                    7